UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2015

Hooper Holmes, Inc.
(Exact name of registrant as specified in charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 N. Rogers Road, Olathe, KS 66062
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code  (913) 764-1045

Not Applicable
(Former names or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

  On August 13, 2015, Hooper Holmes announced that Tom Collins, Hooper Holmes’ Senior Vice President and Chief Financial Officer, has submitted his resignation and intends to depart at a future date and that Mr. Steven Balthazor, age 50, has been appointed as Interim Chief Financial Officer.

  The information regarding Mr. Balthazor is provided in Item 5.02 of the Current Report on Form 8-K filed by Hooper Holmes on August 13, 2015.

  The press release announcing these changes is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release, dated August 13, 2015.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooper Holmes, Inc.

Date:	August 13, 2015
By: /s/ Tom Collins
Tom Collins
Senior Vice President and
Chief Financial Officer